Exhibit 99.1

Investor Relations Strategic Public Relations	PondelWilkinson Inc. 2945 Townsgate Road, Suite 200 Westlake Village, CA 91361 T (310) 279 5980 W www.pondel.com

CONTACTS: NEWS RELEASE	Mark Astrachan SVP, Investor Relations & Corporate Development (951) 739-6200 Roger S. Pondel / Judy Lin PondelWilkinson Inc. (310) 279-5980

MONSTER BEVERAGE BOARD AUTHORIZES

NEW $500.0 MILLION SHARE REPURCHASE PROGRAM

Corona, CA – May 15, 2026 – Monster Beverage Corporation (NASDAQ:MNST) today announced that its Board of Directors has authorized a new share repurchase program for the repurchase of up to an additional $500.0 million of the Company’s outstanding common stock. As of May 14, 2026, approximately $400.0 million remained available for repurchase under the Company’s previously authorized repurchase program. The Company expects to make the share repurchases from time to time in the open market, through privately-negotiated transactions, by block-purchase or through other transactions managed by broker-dealers, or otherwise, subject to applicable laws, regulations and approvals. The timing of the share repurchases will depend on a variety of factors, including market conditions, and the share repurchases may be suspended or discontinued at any time.

Monster Beverage Corporation

Based in Corona, California, Monster Beverage Corporation is a holding company and conducts no operating business except through its consolidated subsidiaries. The Company’s subsidiaries develop and market energy drinks, including Monster Energy® drinks, Monster Energy Ultra® energy drinks, Juice Monster® and Punch Monster® Energy + Juice energy drinks, Java Monster® and Monster Killer Brew® non-carbonated coffee + energy drinks, Rehab® Monster® non-carbonated energy drinks, Monster Energy® Nitro energy drinks, Reign Total Body Fuel® high performance energy drinks, Reign Storm® and Storm™ total wellness energy drinks, NOS® energy drinks, Full Throttle® energy drinks, Bang Energy® drinks, FLRT™ total wellness energy drinks, BPM® energy drinks, BU® energy drinks, Burn® energy drinks, Live+® energy drinks, Mother® energy drinks, Nalu® energy drinks, Play® and Power Play® (stylized) energy drinks, Relentless® energy drinks, Samurai® energy drinks, Ultra Energy® drinks, Predator® energy drinks and Fury® energy drinks. The Company’s subsidiaries also develop and market craft beers, flavored malt beverages and hard seltzers under a number of brands, including Jai Alai® IPA, Dale’s Pale Ale®, Dallas Blonde®, Wild Basin® hard seltzers, The BeastTM, Beast® Tea, Blind Lemon® and Blinder Lemon™. For more information visit www.monsterbevcorp.com.

(more)

Monster Beverage Corporation

2-2-2

Caution Concerning Forward-Looking Statements

Certain statements made in this announcement may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, our ability to implement the share repurchase programs. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025 and our subsequently filed quarterly report. The Company’s actual results could differ materially from those contained in the forward-looking statements, including with respect to the share repurchase programs. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #